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                       NEW ENGLAND LIFE INSURANCE COMPANY
                           AMERICAN FORERUNNER SERIES

                         Supplement Dated May 22, 2002
                                     to the
                          Prospectus dated May 1, 2002

For Contracts issued in NY, the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, each a Portfolio of the American Funds Insurance Series, are currently not available as investment options. Please check with your representative on future availability.

VA-264-02